Exhibit 10.28

AMENDMENT NO. 2 TO THE

TERM LOAN AGREEMENT

Dated as of December 11, 2013

AMENDMENT NO. 2 TO THE TERM LOAN AGREEMENT (this “Amendment”) among Digital Realty Trust, L.P., (the “Operating Partnership”), Digital Realty Datafirm, LLC, a Delaware limited liability company (the “Initial Australia Borrower 1”), Digital Realty Datafirm 2, LLC, a Delaware limited liability company (the “Initial Australia Borrower 2”), Digital Luxembourg II S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) (the “Initial Luxembourg Borrower 1”), Digital Luxembourg III S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) (the “Initial Luxembourg Borrower 2”), Digital Realty (Redhill) S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) (the “Initial Luxembourg Borrower 3”), Digital Realty (Blanchardstown) Limited, an Irish private company limited by shares (the “Initial Irish Borrower”), Digital Realty (Paris2) SCI, a French Société Civile Immobilière (the “Initial French Borrower”), Digital Singapore Jurong East Pte. Ltd., a Singapore private limited company (the “Initial Singapore Borrower”), Digital Realty (Welwyn) S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) (the “Initial Luxembourg Borrower 4”) and Digital Netherlands IV B.V., a private company with limited liability (besloten vennootschap met beperkete aansprakelijkheid) (the “Initial Dutch Borrower”; and collectively with the Operating Partnership, the Initial Australia Borrower 1, the Initial Australia Borrower 2, the Initial Luxembourg Borrower 1, the Initial Luxembourg Borrower 2, the Initial Luxembourg Borrower 3, the Initial Irish Borrower, the Initial French Borrower, the Initial Singapore Borrower and the Initial Luxembourg Borrower 4, the “Borrowers” and each individually a “Borrower”), Digital Realty Trust, Inc., (the “Parent Guarantor”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the lenders (the “Required Lenders”) and Citibank, N.A. (“Citibank”), as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the Parent Guarantor, the subsidiaries of the Borrowers party thereto, the Lenders, the Administrative Agent and the other financial institutions party thereto entered into a Term Loan Agreement dated as of April 16, 2012 (as amended by that certain Amendment No. 1 to Term Loan, dated as of August 15, 2013, the “Existing Term Loan Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Term Loan Agreement, as amended hereby;

(2) The Administrative Agent and the Borrowers wish to amend the Existing Term Loan Agreement to address recent changes made by the Association of Banks in Singapore and the Singapore Foreign Exchange Market Committee to the recommended process of determining LIBOR for borrowings in Singapore Dollars; and

(3) Subject to the terms and conditions herein, the Borrowers, the Administrative Agent and Required Lenders have agreed to amend the Existing Term Loan Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1. Amendments to Existing Term Loan Agreement. The Existing Term Loan Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 4 below), hereby amended as set forth below:

(a) The definition of “Interest Period” set forth in Section 1.01 of the Existing Term Loan Agreement is hereby amended by (i) deleting the word “and” at the end of clause (d) thereof, (ii)

deleting the period and adding the word “; and” at the end of clause (e) thereof and (iii) adding a new clause (f) to read in full as follows:

“(f) with respect to the Singapore Dollar Loan, the available Interest Period durations shall be one, three and six months only.”

(b) The definition of “Market Disruption Event” set forth in Section 1.01 of the Existing Term Loan Agreement is hereby amended by replacing the words “11:00 A.M. (Singapore time)” in the second line thereof with “12:00 P.M. (London time)”.

(c) The definition of “Singapore Business Day” set forth in Section 1.01 of the Existing Term Loan Agreement is hereby amended by inserting the words “and London, England” immediately before the period at the end thereof.

(d) The definition of “SOR” set forth in Section 1.01 of the Existing Term Loan Agreement is hereby deleted in its entirety and replaced with the following:

““SOR” means in relation to the Advances in respect of the Singapore Dollar Loan, (a) the rate appearing under the caption “SGD SOR Rates” on the ABSFIX01 of the Reuters Monitor Money Rates Services at 12:00 P.M. (London time) on the applicable Quotation Day or (b) if no such rate is available, the rate reasonably determined by the Administrative Agent as the rate quoted to leading banks in the Singapore interbank market as of 12:00 P.M. (London time) on the Quotation Day for the offering of deposits in Singapore Dollars for a period comparable to the applicable Interest Period.”

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received on or before the date hereof, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified):

(i) Counterparts of this Amendment executed by the Borrowers and each Required Lender or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(ii) The consent attached hereto (the “Consent”) executed by each of the Guarantors.

(b) All of the accrued fees of the Administrative Agent and the Lenders and all reasonable expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

SECTION 3. Reference to and Effect on the Existing Term Loan Agreement, the Notes and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Existing Term Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Term Loan Agreement, and each reference in the Notes and each of the other Loan Documents to “the Loan Agreement”,

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“thereunder”, “thereof” or words of like import referring to the Existing Term Loan Agreement, shall mean and be a reference to the Existing Term Loan Agreement, as amended and modified by this Amendment.

(b) The Existing Term Loan Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Term Loan Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Term Loan Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.

SECTION 4. Costs and Expenses. The Borrowers agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Existing Term Loan Agreement.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

DIGITAL REALTY TRUST, L.P., a Maryland limited partnership

By:	DIGITAL REALTY TRUST, INC., its sole general partner

	By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL REALTY DATAFIRM, LLC, a Delaware limited liability company

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

By:	DIGITAL REALTY TRUST, INC., its sole general partner

	By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL REALTY DATAFIRM 2, LLC, a Delaware limited liability company

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

By:	DIGITAL REALTY TRUST, INC., its sole general partner

	By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and
Chief Investment Officer

Signature Page

DIGITAL LUXEMBOURG II S.À R.L.,
a Luxembourg Société à responsabilité limitée
Registered office: 11, Boulevard du Prince Henri, L-1724, Luxembourg
Share capital: EUR 1,600,500
R.C.S. Luxembourg: B110.214

By:	/s/ A. William Stein
Name: A. William Stein, Authorized Signatory

DIGITAL LUXEMBOURG III S.À R.L., a Luxembourg Société à responsabilité limitée
Registered office: 11, Boulevard du Prince Henri
L-1724 Luxembourg
Share capital: £ 25,823
R.C.S. Luxembourg: B 141.552

By:	/s/ A. William Stein
Name: A. William Stein, Authorized Signatory

DIGITAL REALTY (REDHILL) S.À R.L., a Luxembourg Société à responsabilité limitée
Registered office: 11, Boulevard du Prince Henri
L-1724, Luxembourg
Share capital: £ 12,000
R.C.S. Luxembourg: B 125.912

By:	/s/ A. William Stein
Name: A. William Stein, Authorized Signatory

DIGITAL REALTY (PARIS2) SCI, a French Société civile immobiliere

By:	/s/ A. William Stein
Name: A. William Stein, duly authorized

Signature Page

DIGITAL SINGAPORE JURONG EAST PTE. LTD.,
a Singapore private company limited by shares

By:	/s/ A. William Stein
Name: A. William Stein, Authorized Person

DIGITAL REALTY (WELWYN) S.À R.L. a Luxembourg Société à responsabilité limitée
Registered office: 11, Boulevard du Prince Henri
L-1724, Luxembourg
Share capital: £ 12,000
R.C.S. Luxembourg: B 125.239

By:	/s/ A. William Stein
Name: A. William Stein, Authorized Signatory

DIGITAL REALTY (BLANCHARDSTOWN) LIMITED, an Irish private company limited by shares

By:	/s/ Joshua A. Mills
Name: Joshua A. Mills,
Title: Director

DIGITAL NETHERLANDS IV, B.V., a Dutch private company with limited liability

By:	/s/ A. William Stein
Name: A. William Stein, Authorized Person

Signature Page

PARENT GUARANTOR:

DIGITAL REALTY TRUST, INC., a Maryland corporation

By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and
Chief Investment Officer

Signature Page

ADMINISTRATIVE AGENT:

CITIBANK, N.A.

By:	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

Signature Page

CITIBANK, N.A.,
as a Lender

By:	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

Signature Page

CITIBANK, N.A., SINGAPORE BRANCH,
as a Lender

By:	/s/ Ajay Sharma
Name: Ajay Sharma
Title: Managing Director

Signature Page

CITIBANK INTERNATIONAL PLC,
as a Lender

By:	/s/ Mark Lightbown
Name: Mark Lightbown
Title: Vice President

Signature Page

CITIBANK N.A., SYDNEY BRANCH,
as a Lender

By:	/s/ Michael Reid
Name: Michael Reid
Title: Managing Director

By:	/s/ Stephen Daly
Name: Stephen Daly
Title: Director

Signature Page

BANK OF AMERICA, N.A.
as a Lender

By:	/s/ William P. Foley
Name: William P. Foley
Title: Vice President

Signature Page

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ Kimberly Turner
Name: Kimberly Turner
Title: Executive Director

Signature Page

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Noam Azachi
Name: Noam Azachi
Title: Vice President

Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as a Lender

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Jean-Marc Vauclair
Name: Jean-Marc Vauclair
Title: Authorized Signatory

Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ David Naranjo
Name: David Naranjo
Title: Vice President

By:	/s/ Joanna Soliman
Name: Joanna Soliman
Title: Vice President

Signature Page

DEUTSCHE BANK AG SINGAPORE BRANCH,
as a Lender

By:	/s/ David Cheng Chi-Jian
Name: Cheng Chi-Jian, David
Title: Director

By:	/s/ Steffen Alexander Johann Friedrich Limbach
Name: Limbach, Steffen Alexander Johann Friedrich
Title: Director

Signature Page

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Signature Page

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kevin A. Stacker
Name: Kevin A. Stacker
Title: Vice President

Signature Page

COMPASS BANK,
as a Lender

By:	/s/ Brian Tuerff
Name: Brian Tuerff
Title: Senior Vice President

Signature Page

HSBC BANK USA, N.A.
as a Lender

By:	/s/ Adriana Collins
Name: Adrianna Collins
Title: Vice President

Signature Page

LLOYDS BANK PLC, formerly known as Lloyds TSB Bank plc
as a Lender

By:	/s/ Stephen Giacolone
Name: Stephen Giacolone
Title: Assistant Vice President G011

By:	/s/ Karen Weich
Name: Karen Weich
Title: Vice President W011

Signature Page

SUNTRUST BANK,
as a Lender

By:	/s/ Nancy B. Richards
Name: Nancy B. Richards
Title: Senior Vice President

Signature Page

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Jeannine Pascal
Name: Jeannine Pascal
Title: Vice President

Signature Page

THE BANK OF NOVA SCOTIA, SINGAPORE BRANCH,
as a Lender

By:	/s/ Gabriel Low Boon Tiong
Name: Gabriel Low Boon Tiong
Title: Director, Head of Operations

Signature Page

SCOTIABANK EUROPE PLC,
as a Lender

By:	/s/ John O’Connor
Name: John O’Connor
Title: Head of Credit Risk Control

By:	/s/ Steve Caller
Name: Steve Caller
Title: Manager, Credit Risk Control

Signature Page

TD Bank, N.A.,
as a Lender

By:	/s/ Michael J. Pappas
Name: Michael J. Pappas
Title: Vice President

Signature Page

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Nick Zangari
Name: Nick Zangari
Title: Authorized Signatory

Signature Page

SUMITOMO MISUI BANKING CORPORATION,
as a Lender

By:	/s/ William G. Karl
Name: William G. Karl
Title: General Manager

Signature Page

US BANK NATIONAL ASSOCIATION, a national banking association, as a Lender

By:	/s/ Michael Diemer
Name: Michael Diemer
Title: Vice President

Signature Page

UNION BANK, N.A.,
as a Lender

By:	/s/ Amit Shah
Name: Amit Shah
Title: Vice President

Signature Page

AUSTRALIAN AND NEW ZEALAND BANKING GROUP,
as a Lender

By:	/s/ Grace Irvin
Name: Grace Irvin
Title: Director

Signature Page

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Ahaz A. Armstrong
Name: Ahaz A. Armstrong
Title: Assistant Vice President

Signature Page

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Thomas G. Scott
Name: Thomas G. Scott
Title: Senior Vice President

Signature Page

CITY NATIONAL BANK, a national banking association
as a Lender

By:	/s/ John Finnigan
Name: John Finnigan
Title: Senior Vice President

Signature Page

CONSENT

Dated as of December 11, 2013

Each of the undersigned, as a Guarantor under the Existing Term Loan Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Existing Term Loan Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Loan Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Existing Term Loan Agreement, as amended and modified by such Amendment.

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GUARANTORS:
DIGITAL REALTY TRUST, L.P., a Maryland limited partnership

By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

	By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief
Investment Officer

DIGITAL REALTY TRUST, INC., a Maryland corporation

	By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

Signature Page to Consent